Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (“Amendment”) is entered into between Texas Capital Bank, N.A., a national banking association, as lender, and Reef Oil & Gas Income and Development Fund III, L.P., a Texas limited partnership, as borrower, and is dated April 30, 2013.  Terms defined in the Credit Agreement between such lender and such borrower dated June 30, 2010, (as amended prior to the date of this Amendment, the “Credit Agreement”), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

RECITALS:

WHEREAS, the Borrower has requested that the Lender extend the maturity date of the Note and amend the Credit Agreement in certain other respects; and

WHEREAS, the Lender is willing to amend the Credit Agreement under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                      The following definition(s) is (are) hereby added to Section 1.1 of the Credit Agreement as follows:

“Third Amendment to Credit Agreement” means the Third Amendment to Credit Agreement dated April 30, 2013, between the Lender and the Borrower, amending the Credit Agreement.

2.                                      The following definition(s) located in Section 1.1 of the Credit Agreement is (are) hereby amended and restated in its entirety (their respective entireties) as follows:

“Final Maturity Date” or “Final Maturity” means June 30, 2015, or such earlier date on which the payment of the Note is accelerated.

3.                                      The Borrower shall pay to the Lender upon execution of this Amendment, an extension fee in the amount of $13,150.

4.                                      The Lender waives the processing fee payable pursuant to Section 2.6.6 of the Credit Agreement as applied to this Amendment.

5.                                      The Borrower agrees to execute and deliver or cause the appropriate Person to execute and deliver within five Business Days of a request therefor such certificates, mortgages, amendments to mortgages and other security instruments as the Lender may from time to time reasonably request to reflect the terms of this Amendment.

6.                                      All of the conditions in this Amendment and the Credit Agreement are solely for the benefit of the Lender, and no Person other than the Lender may rely thereon or insist on compliance therewith.

7.                                      Ratification.  The Borrower hereby ratifies the Obligations and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of the Lender created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.

8.                                      Representations and Warranties.  The Borrower hereby represents and warrants to the Lender that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms and (c) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

9.                                      Conditions to Effectiveness.  This Amendment shall be effective upon the execution by all parties of this Amendment and the receipt thereof by the Lender.

10.                               RELEASE OF CLAIMS.  The Borrower for itself, its successors and assigns and all those at interest therewith including, without limitation, each Guarantor (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT the Lender and its officers, directors, shareholder, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Note or the other Loan Documents (the “Released Claims”), except that (i) the future duties and obligations of the Lender under the Loan Documents and the rights of the Borrower to its funds on deposit with the Lender shall not be included in the term Released Claims and (ii) the right of the Borrower to require the correction of manifest accounting errors and similar administrative errors shall not be included in the term Released Claims.  IT IS THE EXPRESS INTENT OF THE RELEASING

PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.

11.                               Counterparts.  For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being send shall be effective as a delivery of a manually executed counterpart of this Amendment.

12.                               Effect.  This Amendment is one of the Loan Documents.  Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower hereby ratifies the terms of the Credit Agreement (as amended hereby), including, without limitation, the provisions of Section 9.10 thereof.

[Signature page follows]

13.                               ENTIRE AGREEMENT.  THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORATNEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the date first above written.

BORROWER:
REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P.
By:	Reef Oil & Gas Partners, LP, as General Partner
By:	Reef Oil & Gas Partners, GP, LLC, as General Partner

By:	/s/ Michael J. Mauceli
Michael J. Mauceli, Manager

LENDER:
TEXAS CAPITAL BANK, N.A.
By::	/s/ Brian J. Petet
Name:	Brian J. Petet
Title:	Senior Vice President

[Signature page for Guarantors follow]

The Guarantor acknowledges and approves the foregoing Amendment, confirms that its Guaranty is in full force and effect and agrees to the release of claims in paragraph 10 of the foregoing Amendment.

GUARANTORS:
RCWI, L.P.
By:	RCWI, GP, LLC

By:	/s/ Michael J. Mauceli
Michael J. Mauceli, President and Manager

RCWI, GP, LLC

By:	/s/ Michael J. Mauceli
Michael J. Mauceli, President and Manager